Fees Summary	Oct. 17, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 155,250,000
Previously Paid Amount	0.00
Total Fee Amount	21,440.03
Total Offset Amount	0.00
Net Fee	$ 21,440.03